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                                                                    EXHIBIT 23.1



                         [LINKENHEIMER LLP LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-4 of our report dated April 2, 1998 on our audit of the consolidated financial statements of POINT PLASTICS, INC. AND SUBSIDIARY. We also consent to the reference to our firm under the caption "Experts."



                                      /s/  Linkenheimer LLP
                                      ----------------------------

                                      Santa Rosa, California
                                      April 17, 1998